                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-39845) of Planet Polymer Technologies, Inc. of our report dated February 15, 2001 relating to the financial statements, which appears in this Form 10-KSB. We also consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-1042) of Planet Polymer Technologies, Inc. of such report.


PricewaterhouseCoopers LLP

San Diego, California
March 29, 2001